SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement     |_|  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                    Harrodsburg First Financial Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  |X| No fee required.
  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  |_| Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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

             [Harrodsburg First Financial Bancorp, Inc. Letterhead]




December 20, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of Harrodsburg First Financial Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Ragged Edge Community Theater, 111 South Main Street, Harrodsburg, Kentucky, on January 22, 2001 at 5:30 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the Chairman and Chief Executive Officer, Arthur L. Freeman, will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Miller, Mayer, Sullivan & Stevens, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of Miller, Mayer, Sullivan & Stevens, LLP as the Company's independent accountants for the fiscal year ending September 30, 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                          Sincerely,


                                          /s/Jack D. Hood
                                          --------------------------------------
                                          Jack D. Hood
                                          President and Chief Operating Officer

--------------------------------------------------------------------------------
                    HARRODSBURG FIRST FINANCIAL BANCORP, INC.
                             104 SOUTH CHILES STREET
                        HARRODSBURG, KENTUCKY 40330-1620
                                 (859) 734-5452
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Harrodsburg First Financial Bancorp, Inc. (the "Company"), will be held at the Ragged Edge Community Theater, 111 South Main Street, Harrodsburg, Kentucky, on January 22, 2001, at 5:30 p.m., eastern time, for the following purposes:

I.   To elect two directors of the Company; and

II. To ratify the appointment of Miller, Mayer, Sullivan & Stevens, LLP as independent accountants of the Company for the fiscal year ending September 30, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on December 6, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Debbie C. Roach
                                              ----------------------------------
                                              Debbie C. Roach
                                              Secretary
Harrodsburg, Kentucky
December 20, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                    HARRODSBURG FIRST FINANCIAL BANCORP, INC.
                             104 SOUTH CHILES STREET
                        HARRODSBURG, KENTUCKY 40330-1620
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 22, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harrodsburg First Financial Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Ragged Edge Community Theater, 111 South Main Street, Harrodsburg, Kentucky, on January 22, 2001, at 5:30 p.m., eastern time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 20, 2000.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal I, (b) FOR Proposal II (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Debbie C. Roach at 104 South Chiles Street, Harrodsburg, Kentucky 40330-1620) written notice of such revocation,
(ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 6, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,514,875 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal I, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal II, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                                    Percent of Shares
                                                  Amount and Nature of               of Common Stock
Name of Beneficial Owner                          Beneficial Ownership               Outstanding (%)
------------------------                          --------------------              ----------------
First Financial Bank
Employee Stock Ownership Plan Trust ("ESOP")              174,570                           11.5
104 South Chiles Street
Harrodsburg, Kentucky(1)

Jack D. Hood
104 South Chiles Street                                    77,999                            5.1
Harrodsburg, Kentucky (2)

All directors and executive officers of the
Company as a group (9 persons) (3)                        313,777                           19.1
(footnotes on next page.)

 ---------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The board of directors of the Bank has appointed a committee consisting of non-employee directors Coleman, Letton and Shryock to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 58,510 shares have been allocated under the ESOP to participant accounts.
(2)      See "Proposal I - Election of Directors."
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 132,000 shares of Common Stock that may be purchased under the Company's 1996 stock option plan ("Stock Option Plan") within 60 days of the Record Date. Excludes 116,060 unallocated Common Shares held by the ESOP over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal I - Election of Directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board with approximately one-third of the directors elected each year. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. During the 2000 fiscal year, Mr. Burgin retired from the Board of Directors and became a Director Emeritus. The Board of Directors of the Company was reduced to six members each of whom also serves as a director of First Financial Bank (the "Bank"). Two directors will be elected at the Meeting to serve for a three-year term or until his successor has been elected and qualified.

         Jack L. Coleman, Jr. and Thomas Les Letton have been nominated by the Board of Directors to serve as directors for terms to expire in 2004. Messrs. Coleman and Letton are currently members of the Board. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Coleman and Letton withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".

                                                                                       Shares of
                                                                                      Common Stock
                                              Year First        Current               Beneficially            Percent
                                              Elected or        Term to               Owned as of              Owned
Name and Title                   Age(1)      Appointed(2)       Expire            December 6, 2000(3)           (%)
--------------                   ------      ------------       -------           -------------------          ----
                                       BOARD NOMINEES FOR TERM TO EXPIRE IN 2004
Jack L. Coleman, Jr.
Director                           46            1991            2001                    36,851(4)           2.4
Thomas Les Letton
Director                           48            1985            2001                    23,100(4)           1.5
                                            DIRECTORS CONTINUING IN OFFICE
Wickliffe T. Asbury, Sr.
Executive Vice President
and Director                       49            1989            2002                    40,630              2.6
Arthur L. Freeman
Chairman of the Board,
Chief Executive Officer,
and Director                       49            1999            2003                     5,804               --(5)
Jack D. Hood
President,
Chief Operating Officer,
and Director                       51            1976            2003                    77,999              5.1
W. Dudley Shryock
Director                           44            1998            2003                    16,528(4)           1.1

------------
(1)  At September 30, 2000.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. The share amounts also include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of record date: Jack L. Coleman, Jr. - 10,000, Thomas Les Letton - 10,000, Wickliffe T. Asbury, Sr. - 25,000; Arthur L. Freeman - 2,000, Jack D. Hood - 30,000, W. Dudley Shryock - 10,000.

(footnotes continued on next page.)

(4) Excludes 116,060 unallocated shares of Common Stock held by the ESOP for which such individual serves as a member of the ESOP Committee or Trustee Committee and has shared voting power. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.
(5)  Less than 1% of the common stock outstanding.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                                      Age as of
Name                             September 30, 2000   Positions Held With the Company
----                             ------------------   -------------------------------
Jack D. Hood                             51           President, Chief Operating Officer, and
                                                      Director
Arthur L. Freeman                        49           Chief Executive Officer, Chairman of the
                                                      Board, and Director
Wickliffe T. Asbury, Sr.                 49           Executive Vice President
Charles W. Graves, Jr.                   48           Senior Vice President
Teresa W. Noel                           44           Vice President and Treasurer
Debbie C. Roach                          51           Vice President and Secretary

Biographical Information

         The business experience of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees:

         Jack L. Coleman, Jr. has been a director of the Bank since 1991. Mr. Coleman has been a partner and majority stockholder of Coleman's Lumber Yard for 28 years. He has also been a member of the Kentucky House of Representatives for 9 years. Mr. Coleman is a member of the Mercer County Chamber of Commerce.

         Thomas Les Letton has been a director of the Bank since 1985. He is also the President of The Letton Company, Inc., a real estate investment company, Thomas Travel, Inc., a travel agency, and Old Bridge, Inc., a golf course and development company, all located in Danville, Kentucky. He is also the secretary of W.F.L., Inc. and affiliates which owns thirteen Papa Johns Pizza franchises.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Wickliffe T. Asbury, Sr. is an Executive Vice President and Director of the Company and has been with the Bank since 1974. Mr. Asbury is also a member of the Anderson County Habitat For Humanity and the Finance Committee for Lawrenceburg-Anderson County Community Park.

         Arthur L. Freeman was named Chairman and Chief Executive Officer of the Company and the Bank, effective October 1, 1999. From January 1998 to September 1999, Mr. Freeman was Commissioner of the Kentucky Department of Financial Institutions. Prior to his appointment as Commissioner, he was the Vice President and Director of Thrift Membership for the Kentucky Bankers Association ("KBA"), following the merger of the Kentucky League of Savings Institutions with the KBA in 1995. Freeman served as President and Executive Director of the Kentucky League for five years and Vice President for two years. Mr. Freeman is a past Treasurer of the State YMCA of Kentucky, past Director of the Kentucky School Boards Association and Kentucky School Boards Insurance Trust, founding Director of the Kentucky School Boards Liquid Asset Fund, past Chairman of the Harrodsburg Board of Education, past President of the Mercer Chamber of Commerce, past Director of the Mercer Unit of the American Cancer Society, past Director of the Wilderness Trail YMCA, past Director of the Harrodsburg Municipal Housing Authority, and a past Director of the State Bank and Trust Company.

         Jack D. Hood is the President, Chief Operating Officer and a director of the Company and has been with the Bank since 1971. Mr. Hood is also Treasurer of the Mercer County Extension Office. He is a member of the Harrodsburg Rotary Club and a past Director of the Kentucky League of Savings Institutions. He is also a past President of Financial Institution Services of Kentucky.

         W. Dudley Shryock has been a director of the Bank since 1998. Mr. Shryock is a certified public accountant practicing in Lawrenceburg, Kentucky. Mr. Shryock is treasurer for the Anderson County Fiscal Court.

Executive Officers Who Are Not Directors:

         Charles W. Graves, Jr. is a Senior Vice President of the Company and has been with the Bank since 1974. Mr. Graves currently serves as Treasurer of the Mercer County Senior Citizens, Inc., Finance Committee Chairman and Deacon for the Harrodsburg Baptist Church, Vice Chairman and Director for the Harrodsburg/Mercer County Industrial Authority, and Director of the United Way of Mercer County. Mr. Graves is also a member of the Mercer County Homebuilders Association and a member and past President of the Harrodsburg Lions Club.

         Teresa W. Noel is a Vice President and Treasurer of the Company and has been with the Bank since 1975, and has been an officer since 1989. Ms. Noel is active in the Harrodsburg High School Band Boosters and serves on the Harrodsburg City School Board.

         Debbie C. Roach is a Vice President and Secretary of the Company and has been with the Bank since 1970, and an officer since 1979.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2000, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended September 30, 2000. In addition to other committees, as of September 30, 2000, the Company had a Nominating Committee, a Salary Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Salary Committee is comprised of Directors Coleman, Letton, Shryock. Mr. James W. Dunn who is a director of the Bank is also a member of the committee. The committee meets to review salaries and performance of officers and employees and recommends compensation adjustments and promotions. The committee met once during the fiscal year ended September 30, 2000.

         The Audit Committee is comprised of Directors Coleman, Letton and Shryock. Mr. James W. Dunn is also a member of the committee. The Audit Committee meets once a year before a regular board meeting with the auditors of the Company to discuss the results of the annual audit and any related matters. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the amended rules of the Nasdaq. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. In addition to one regularly scheduled meeting annually, the Audit committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

Director Compensation

         In the fiscal year ended September 30, 2000, each member of the Board of Directors of the Company received a fee of $750 per month, which included a fee of $250 per month from the Bank. As Director Emeritus, Mr. Burgin received a fee of $500 per month. No additional fees are paid for committee meetings. For the fiscal year ended September 30, 2000, fees paid to all directors totaled approximately $67,000.

         Under the Company's 1996 Stock Option Plan, each non-employee director was granted options to acquire 10,000 shares of Common Stock. Messrs. Freeman, Hood, and Asbury were granted options to acquire 5,000 shares, 30,000 shares and 25,000 shares, respectively, of Common Stock. The exercise price of the options is the fair market value of the Company's Common Stock on the date of grant. The options granted to all directors (except Mr. Freeman) are exercisable at the rate of 20% commencing on January 27, 1997. The options granted to Mr. Freeman are exercisable at the rate of 20% commencing on November 15, 1999.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by (i) the President and Chief Operating Officer of the Company, and (ii) the Chief Executive Officer and Chairman of the Board of the Company. No other executive officer of the Company had a salary and bonus during the fiscal year ended September 30, 2000 that exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

                                                           Annual Compensation
                                            ---------------------------------------------
                                                                                                      Long-Term
                                                                                                     Compensation
                                                                                                        Awards
                                                                                                      Securities
                                                                          Other Annual               Underlying         All Other
Name and Principal Position         Year     Salary($)      Bonus      Compensation($)(2)        Options/SARS(#)(3)  Compensation($)
---------------------------         ----     ---------      -----      ------------------        ------------------  ---------------
Arthur L. Freeman
Chairman of the Board and
  Chief Executive Officer(1)        2000       93,600         --                9,000                     5,000               --

Jack D. Hood                        2000       93,600         --                9,000                        --           20,181(4)
President and Chief                 1999       92,700         --                9,000                        --           24,128
  Operating Officer(1)              1998       88,680         --                9,000                        --           29,403


------------------
(1) Effective October 1, 1999, Arthur L. Freeman became Chairman of the Board and Chief Executive Officer of the Company and the Bank. Mr. Hood remained as President and Chief Operating Officer of the Company and the Bank.
(2)      Constitutes director fees.
(3) For Messrs. Freeman and Hood, such awards under the 1996 Stock Option Plan are first exercisable at the rate of 20% per year commencing on November 15, 1999 and January 27, 1997, respectively. The exercise price equals the market value of the Common Stock on the date of grant. See "-- Stock Awards".
(4) Includes $1,531 in 401(k) matching contributions made by the Company and 1,865 shares allocated to Mr. Hood's account pursuant to the ESOP at a cost of $10.00 per share (with an aggregate market value of $19,824).

         Employment Agreement. The Bank entered into employment agreements (the "Agreements") with Arthur L. Freeman, Chairman of the Board and Chief Executive Officer and Jack D. Hood, President and Chief Operating Officer of the Bank (the "named executive officers"). The Agreements have a three year term. Under the Agreements, the named executive officers employment may be terminated by the Bank for "just cause" as defined in the Agreements. If the Bank terminates the named executive officers without just cause, such individuals will be entitled to a continuation of their salary from the date of termination through the remaining term of the Agreements but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreements, the named executive officers will be paid in a lump sum an amount equal to 2.99 times their five year average taxable compensation. In the event of a change in control at September 30, 2000, Messrs. Freeman and Hood would have been entitled to a lump sum payment of approximately $280,000 and $264,000, respectively.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted to Messrs. Freeman and Hood and held by them as of September 30, 2000. The Company has not granted to Messrs. Freeman and Hood any stock appreciation rights ("SARs").

                                                         OPTION GRANTS TABLE
                                                  Option Grants in Last Fiscal Year
                                                  ---------------------------------
                                             Individual Grants
----------------------------------------------------------------------------------------------------
                                                             % of Total
                     # of Securities                       Options Granted
                       Underlying          to Employees       Exercise or
                         Options            in Fiscal          Base Price             Expiration
 Name                  Granted(#)              Year              ($/Sh)                  Date
------------           ----------             ------             ------                 -----

Arthur L. Freeman         5,000                100%               13.50           November 15, 2009


                 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
-----------------------------------------------------------------------------------------------------

                                                                      Number of Securities
                                                                     Underlying Unexercised          Value of Unexercised
                                                                          Options/SARs               In-The-Money Options
                             Shares Acquired         Value              at FY-End (#)                    at FY-End ($)
Name                         on Exercise(#)     Realized ($)(1)     Exercisable/Unexercisable     Exercisable/Unexercisable
----                      --------------------  ---------------  -------------------------------  -------------------------
Arthur L. Freeman                  --            $       --                1,000/5,000                     0 / 0 (1)

Jack D. Hood                       --            $       --               24,000 /6,000                    0 / 0 (2)


------------
(1) Based upon an exercise price of $13.50 per share and estimated price of $10.63 at September 30, 2000.
(2) Based upon an exercise price of $16.50 per share and estimated price of $10.63 at September 30, 2000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         Miller, Mayer, Sullivan & Stevens, LLP was the Company's independent accountants for the 2000 fiscal year. The Board of Directors has appointed Miller, Mayer, Sullivan & Stevens LLP as its independent accountants for the fiscal year ending September 30, 2001, subject to ratification by the Company's stockholders. A representative of Miller, Mayer, Sullivan & Stevens, LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS REQUIRES THE APPROVAL OF A MAJORITY OF THE SHARES PRESENT AND ENTITLED TO VOTE BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MILLER, MAYER, SULLIVAN & STEVENS, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 104 South Chiles Street, Harrodsburg, Kentucky 40330-1620, on or before August 22, 2001. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 23, 2002.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HARRODSBURG FIRST FINANCIAL BANCORP, INC., 104 SOUTH CHILES STREET, HARRODSBURG, KENTUCKY 40330-1620.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Debbie C. Roach
                                              ----------------------------------
                                              Debbie C. Roach
                                              Secretary
Harrodsburg, Kentucky
December 20, 2000

                                                                        Appendix

                    HARRODSBURG FIRST FINANCIAL BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Purpose

         The Audit Committee of the Board of Directors of Harrodsburg First Financial Bancorp, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management.

Committee Responsibilities

          o    Provide  for  an  open  avenue  of  communications   between  the
               independent accountants and the Board and, at least once annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o    Review  and  discuss  with   management  the  audited   financial
               statements.

          o Review and discuss with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o As a whole, or through the Committee Chair, review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-Q.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Committee Membership

         The membership of the Committee shall be:

          o    appointed by the Board,

          o    comprised of independent directors as defined by the Nasdaq,

          o comprised of members that shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements in accordance with the Nasdaq requirements,

          o comprised of one member that shall have accounting or related financial management experiences in accordance with the Nasdaq requirements, and

          o    comprised of at least three members.

Committee Meetings

         Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

--------------------------------------------------------------------------------
                    HARRODSBURG FIRST FINANCIAL BANCORP, INC.
                             104 SOUTH CHILES STREET
                        HARRODSBURG, KENTUCKY 40330-1620
                                 (859) 734-5452
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 22, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Harrodsburg First Financial Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Ragged Edge Community Theater, 111 South Main Street, Harrodsburg, Kentucky, on January 22, 2001, at 5:30 p.m., eastern time, and at any and all adjournments thereof, in the following manner:

                                                       FOR   WITHHELD
                                                       ----  --------

1.        The election as director of all nominees
          listed below for three-year terms:           |_|     |_|

          Jack L. Coleman, Jr.
          Thomas Les Letton

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

          ----------------------------------------------------------------------

                                                       FOR   AGAINST  ABSTAIN
                                                       ---   -------  -------

2.        The ratification of the appointment of Miller,
          Mayer, Sullivan & Stevens, LLP as
          independent auditors of Harrodsburg First
          Financial Bancorp, Inc., for the fiscal
          year ending September 30, 2001.              |_|     |_|      |_|


In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Stockholders, an Annual Report to Stockholders and a Proxy Statement dated December 20, 2000.
         `


Dated:                     ,
       --------------------  -----




-----------------------------------------    -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------------------    -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------